EXHIBIT 10.17

                            NONSTATUTORY STOCK OPTION

Optionee:  << FIRST_NAME >> << MID >> << LAST_NAME >>
           << POSITION >>
           LOCATION:    << DEPART >>

      On << GRANT_DATE >> (the "Grant Date") PETsMART, Inc. (the "Company"), pursuant to its 1997 Equity Incentive Plan (the "Plan"), granted to you, the Optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's (and its Affiliates' as defined in the Plan) employees (including officers), directors or consultants and is subject to the terms and conditions of the Plan. In the event that this option is granted to you in connection with the performance of services as a consultant or director (or you later become a consultant or director), references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms. Any reference to employment with the Company shall also refer to employment with an Affiliate, as appropriate.

      The details of your option are as follows:

      1.    The total number of shares of Common Stock subject to this option is
<< Issued >>. The vesting commencement date for this option is << Begin >>.
Subject to the limitations contained herein and as otherwise provided for herein, twenty-five percent (25%) of the total number of shares subject to this option shall be exercisable one year after the vesting commencement date and one thirty-sixth (1/36) of the remaining seventy-five percent (75%) of the shares subject to this option shall be exercisable at the end of each one-month period after one year after the vesting commencement date for the next thirty-six months until either (i) you cease to be employed by the Company for any reason or (ii) this option becomes fully vested.

      2. (a) The exercise price of this option is $<< Price >> per share, provided however, that the exercise price shall not be less than the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant of this option.

            (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. The Company may require you, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                              (i) Payment of the exercise price per share in
cash (including check) at the time of exercise;

                              (ii) Payment pursuant to a program developed under
Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock;

                              (iii) Provided that at the time of exercise of
your option the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock that have a Fair Market Value (as defined in the Plan) on the date of exercise equal to the exercise price and that qualify as Permitted Shares. For the purposes of the foregoing, "Permitted Shares" shall mean shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests and that either (x) you have held for the period required to avoid a charge to the Company's reported earnings or (y) you did not acquire, directly or indirectly from the Company. "Delivery" for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock; or

                              (iv) Payment by a combination of the methods of
payment permitted by subparagraph 2(b)(i) through 2(b)(iii) above.

      3. This option may not be exercised for any number of shares, which would require the issuance of anything other than whole shares.

      4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Securities Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

      5. The term of this option commences on the Grant Date and, unless sooner terminated as set forth below or in the Plan, terminates on the date (the "Fixed Termination Date") which shall be the earlier of << End_Date >> or ten
(10) years from the Grant Date. In no event may this option be exercised on or after the Fixed Termination Date. This option shall terminate prior to the Fixed Termination Date on the date that is three (3) months after the termination of your employment with the Company for any reason or for no reason unless:

            (a) such termination of employment is due to disability (as defined in the Plan), in which event the option shall terminate on the earlier of the Fixed Termination Date or twelve (12) months following such termination of employment; or

            (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the Fixed Termination Date or eighteen (18) months after your death; or

            (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the Fixed Termination Date or until it shall have been exercisable for an aggregate period of three (3) months after such termination of employment; or

            (d) exercise of the option within three (3) months after such termination of employment would result in liability under Section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the Fixed Termination Date, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after such termination of employment.

            However, this option may be exercised following such termination of employment only as to that number of shares as to which it was exercisable on the date of such termination of employment under the provisions of paragraph 1 of this option.

      6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 11 of the Plan.

            (b) By exercising this option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock. In the Company's sole discretion, subject only to compliance with any applicable conditions or restrictions of law, the Company may require you to satisfy your obligations as set forth in this subparagraph 6(b) by one or more of the following:

                  (i) Payment by you to the Company of cash.

                  (ii) Withholding from payroll or any other amounts payable to you.

                  (iii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board often referred to as a "cashless exercise program" or a "same day sale program."

                  (iv) Withholding from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, as determined by the Company, that is not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, you agree to review with your own tax advisors the federal, state, local and foreign tax consequences of the exercise. You will rely solely on your own advisors and not on any statements or representations of the Company or any of its agents for advice regarding, without limitation, whether and when to exercise your option and whether to make a proper and timely election under Section 83(b) of the Code to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

      7. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act (a "QDRO"), and is exercisable during your life only by you or a transferee pursuant to a QDRO. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

      8. This option is not an employment or other service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or other service of the Company, or of the Company to continue your employment or other service with the Company.

      9. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

      10. Your option is subject to all the provisions of the Plan, a copy of which is attached hereto, and its provisions are hereby made a part of your option, including without limitation the provisions of Section 6 of the Plan relating to option provisions. Your option is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

      11. You have thirty (30) days from the receipt by you of this Agreement to notify the Company of any issues you have with the terms and conditions of this option grant including the terms and conditions of this Agreement or the Plan. If you do not notify the Company of any such issues or errors within such thirty (30) day period, you will be deemed to have agreed to the terms and conditions of this option grant.

      12. This Agreement, the Plan, any written agreements with the Company and any other equity compensation plan adopted or approved by the Board of Directors or the Compensation Committee of the Company shall constitute the complete and exclusive agreement between the parties regarding the subject matter hereof. No modification or amendment of this Agreement or waiver of any rights hereunder shall be valid unless in writing and duly signed by a party authorized by each party hereto.

      DATED EFFECTIVE AS OF THE GRANT DATE.

                                       Very truly yours,

                                       PETsMART, Inc.

                                       By:
                                           Duly authorized on behalf
                                           of the Board of Directors

ATTACHMENTS:

      PETsMART, Inc 1997 Equity Incentive Plan
      PETsMART, Inc.1997 Equity Incentive Plan Prospectus

                            NONSTATUTORY STOCK OPTION
                   (STOCK OPTION ALLOWING FOR TRANSFERABILITY)

Optionee:  << FIRST_NAME >> << MID >> << LAST_NAME >>
           << POSITION >>
           DEPARTMENT:  << DEPART >>

      On << Grant_Date >> (the "Grant Date") PETsMART, Inc. (the "Company"), pursuant to its 1997 Equity Incentive Plan (the "Plan"), granted to you, the Optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's (and its Affiliates' as defined in the Plan) employees (including officers), directors or consultants and is subject to the terms and conditions of the Plan. In the event that this option is granted to you in connection with the performance of services as a consultant or director (or you later become a consultant or director), references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms. Any reference to employment with the Company shall also refer to employment with an Affiliate, as appropriate.

      The details of your option are as follows:

      1.    The total number of shares of Common Stock subject to this option is
<< Issued >>. The vesting commencement date for this option is << Begin >>.
Subject to the limitations contained herein and as otherwise provided for herein, twenty-five percent (25%) of the total number of shares subject to this option shall be exercisable one year after the vesting commencement date and one thirty-sixth (1/36) of the remaining seventy-five percent (75%) of the shares subject to this option shall be exercisable at the end of each one-month period after one year after the vesting commencement date for the next thirty-six months until either (i) you cease to be employed by the Company for any reason or (ii) this option becomes fully vested.

      2. (a) The exercise price of this option is $<< Price >> per share, provided however, that the exercise price shall not be less than the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant of this option.

            (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. The Company may require you, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                        (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

                        (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock;

                        (iii) Provided that at the time of exercise of your option the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock that have a Fair Market Value (as defined in the Plan) on the date of exercise equal to the exercise price and that qualify as Permitted Shares. For the purposes of the foregoing, "Permitted Shares" shall mean shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests and that either (x) you have held for the period required to avoid a charge to the Company's reported earnings or (y) you did not acquire, directly or indirectly from the Company. "Delivery" for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock; or

                        (iv) Payment by a combination of the methods of payment permitted by subparagraph 2(b)(i) through 2(b)(iii) above.

      3. This option may not be exercised for any number of shares, which would require the issuance of anything other than whole shares.

      4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Securities Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

      5. The term of this option commences on the Grant Date and, unless sooner terminated as set forth below or in the Plan, terminates on the date (the "Fixed Termination Date") which shall be the earlier of << End_Date >> or ten
(10) years from the Grant Date. In no event may this option be exercised on or after the Fixed Termination Date. This option shall terminate prior to the Fixed Termination Date on the date that is three (3) months after the termination of your employment with the Company for any reason or for no reason unless:

            (a) such termination of employment is due disability (as defined in the Plan), in which event the option shall terminate on the earlier of the Fixed Termination Date or twelve (12) months following such termination of employment; or

            (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the Fixed Termination Date or eighteen (18) months after your death; or

            (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the Fixed Termination Date or until it shall have been exercisable for an aggregate period of three (3) months after such termination of employment; or

            (d) exercise of the option within three (3) months after such termination of employment would result in liability under Section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the Fixed Termination Date, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after such termination of employment.

            However, this option may be exercised following such termination of employment only as to that number of shares as to which it was exercisable on the date of such termination of employment under the provisions of paragraph 1 of this option.

      6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 11 of the Plan.

            (b) By exercising this option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock. In the Company's sole discretion, subject only to compliance with any applicable conditions or restrictions of law, the Company may require you to satisfy your obligations as set forth in this subparagraph 6(b) by one or more of the following:

                  (i) Payment by you to the Company of cash.

                  (ii) Withholding from payroll or any other amounts payable to you.

                  (iii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board often referred to as a "cashless exercise program" or a "same day sale program."

                  (iv) Withholding from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, as determined by the Company, that is not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, you agree to review with your own tax advisors the federal, state, local and foreign tax consequences of the exercise. You will rely solely on your own advisors and not on any statements or representations of the Company or any of its agents for advice regarding, without limitation, whether and when to exercise your option and whether to make a proper and timely election under Section 83(b) of the Code to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

      7. This option is not transferable, except (i) by will or by the laws of descent and distribution, (ii) with the prior written approval of the Company, by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the option is to be passed to beneficiaries upon death of the trustor (settlor) and (iii) with the prior written approval of the Company, by gift, in a form accepted by the Company, to your "immediate family" as defined in 17 C.F.R. 240.16a-1(e). The term "immediate family" is defined in 17 C.F.R. 240.16a-1(e) to mean any child, stepchild, parent, stepparent, grantparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and includes adoptive relationships. Your option is exercisable during your life only by you or a transferee satisfying the above-stated conditions. The right of a transferee to exercise the transferred portion of your option after termination of your Continuous Status as an Employee, Director or Consultant shall terminate in accordance with your right to exercise your option as specified in your option. In the event that your Continuous Status as an Employee, Director, or Consultant terminates due to your death, your transferee will be treated as a person who acquired the right to exercise your options by bequest or inheritance. In addition to the forgoing, the Company may require, as a condition of the transfer of your option to a trust or by gift, that your transferee enter into an option transfer agreement provided by, or acceptable to, the Company. Notwithstanding the foregoing, if you have not transferred the option prior to your death, by delivering written notice to the Company in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

      8. This option is not an employment or other service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or other service of the Company, or of the Company to continue your employment or other service with the Company.

      9. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

      10. Your option is subject to all the provisions of the Plan, a copy of which is attached hereto, and its provisions are hereby made a part of your option, including without limitation the provisions of Section 6 of the Plan relating to option provisions. Your option is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

      11. You have thirty (30) days from the receipt by you of this Agreement to notify the Company of any issues you have with the terms and conditions of this option grant including the terms and conditions of this Agreement or the Plan. If you do not notify the Company of any such issues or errors within such thirty (30) day period, you will be deemed to have agreed to the terms and conditions of this option grant.

      12. This Agreement, the Plan, any written agreements with the Company and any other equity compensation plan adopted or approved by the Board of Directors or the Compensation Committee of the Company shall constitute the complete and exclusive agreement between the parties regarding the subject matter hereof. No modification or amendment of this Agreement or waiver of any rights hereunder shall be valid unless in writing and duly signed by a party authorized by each party hereto.

      DATED EFFECTIVE AS OF THE GRANT DATE.

                                       Very truly yours,

                                       PETsMART, Inc.

                                       By:
                                            Duly authorized on behalf
                                            of the Board of Directors

ATTACHMENTS:

      PETsMART, Inc. 1997 Equity Incentive Plan
      PETsMART, Inc. 1997 Equity Incentive Plan Prospectus

                                 PETSMART, INC.

                          RESTRICTED STOCK GRANT NOTICE

PETsMART, Inc. (the "Company"), pursuant to its Equity Incentive Plan as defined below (the "Plan") hereby grants to Participant the right to purchase the number of shares of the Company's Common Stock set forth below ("Award"). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Plan:                               1997 Equity Incentive Plan  (the "Plan")
Participant:                        << First_Name >> << Mid >> << Last_Name >>
Date of Grant:
Number of Shares Subject to Award:
Purchase Price per Share:
Total Purchase Price:
Closing Date:
Email Address:

VESTING SCHEDULE:  The shares subject to this Award will vest in accordance with the following schedule:

                                           PERCENTAGE OF SHARES VESTING
                   VESTING DATE:           ON THE VESTING DATE:

PAYMENT: As described in the Restricted Stock Agreement, par value for the shares must be paid by cash or check or by Participant's past services.

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Restricted Stock Agreement (including the attachments listed below) and the Plan. Participant also acknowledges receipt of the PETsMART, Inc. 1997 and 2003 Equity Incentive Plan Prospectus. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company pursuant to the Award and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

      OTHER AGREEMENTS:                       [Executive Change in Control and
                                               Severance Benefit Plan]

PETSMART, INC.                                  PARTICIPANT:

By:___________________________________          _______________________________
                 Signature                               Signature

Title:  _______________________________         Date:__________________________

Date:___________________________________

ATTACHMENTS: Restricted Stock Agreement, Plan, form of Assignment Separate from
               Certificate and form of Joint Escrow Instructions

                                  ATTACHMENT I

                                 PETSMART, INC.

                           RESTRICTED STOCK AGREEMENT

      PETsMART, Inc. (the "Company") wishes to issue to you, and you wish to acquire, shares of the Company's common stock (the "Common Stock") from the Company, as set forth in your Restricted Stock Grant Notice ("Grant Notice") pursuant to the provisions of the Company's Equity Incentive Plan (the "Plan") as set forth in the Grant Notice. A copy of the Plan is attached to the Grant Notice as Attachment II.

      Therefore, pursuant to the terms of the Grant Notice and this Restricted Stock Agreement ("Agreement") (collectively, the "Award"), the Company grants you the right to purchase the number of shares of Common Stock indicated in the Grant Notice. Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

      The details of your Award are as follows:

      1. AGREEMENT TO PURCHASE. By signing the Grant Notice, you hereby agree to purchase from the Company, and the Company hereby agrees to sell to you, the aggregate number of shares of Common Stock specified in your Grant Notice at the specified Purchase Price per Share. You may not purchase less than the aggregate number of shares specified in the Grant Notice.

      2. CLOSING. The purchase and sale of the shares shall be consummated as follows:

            (a) You will purchase the shares by delivering the Total Purchase Price referenced in your Grant Notice to the Stock Plan Administration Manager of the Company, or to such other person as the Company may designate, during regular business hours, on the Closing Date specified in the Grant Notice (or at such other time and place as you and the Company may mutually agree upon in writing) along with such additional documents as the Company may then require.

            (b) You agree to execute three (3) copies of the Assignment Separate From Certificate (with date and number of shares blank) substantially in the form attached to the Grant Notice as Attachment III and to execute Joint Escrow Instructions substantially in the form attached to the Grant Notice as Attachment IV and to deliver the same to the Company on the Closing Date for use by the Escrow Agent (as defined in Section 9 below) pursuant to the terms of the Joint Escrow Instructions.

            (c) The Company will direct the transfer agent for the Company to deliver to the Escrow Agent pursuant to the terms of the Joint Escrow Instructions the certificate or certificates evidencing the shares of Common Stock being purchased by you.

      3. PAYMENT. Payment of the Total Purchase Price shall be made in cash or by check; provided, however, that if you have been providing services to the Company for at least thirty (30) days prior to the Date of Grant, the Total Purchase Price shall be deemed paid by your past services rendered to the Company, and you shall not be required to pay the Total Purchase Price in cash at the Closing pursuant to
Section 2(a).

      4. VESTING. Subject to the limitations contained herein, the shares you purchase will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Status as an Employee, Director or Consultant. In the event that you are subject to the Company's policy on Stock Trading by Officers, Directors and Certain Other Employees and any shares covered by your Award vest on a day (the "Original Vest Date") that does not occur during a "window period" as determined by the Company in accordance with such policy, then such shares shall not vest on such Original Vest Date and shall instead vest on the first to occur of the following: (a) the first day of the next "window period" pursuant to such policy, (b) your termination of employment provided such termination of employment is after the Original Vest Date and constitutes a Covered Termination as defined in the Plan or (c) the day that is sixty (60) days after the Original Vest Date. Shares purchased by you that have vested in accordance with the Vesting Schedule set forth in the Grant Notice and this Section 4 are "Vested Shares." Shares purchased by you pursuant to this Agreement that are not Vested Shares are "Unvested Shares."

      5. NUMBER OF SHARES AND PURCHASE PRICE. The number of shares of Common Stock subject to your Award and your Purchase Price per Share referenced in your Grant Notice may be adjusted from time to time for capitalization adjustments as set forth in the Plan.

      6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not purchase any shares of Common Stock under your Award unless the shares of Common Stock issuable upon such purchase are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such purchase and issuance would be exempt from the registration requirements of the Securities Act. The purchase of shares under your Award also must comply with other applicable laws and regulations governing your Award, and you may not purchase such shares if the Company determines that such purchase would not be in material compliance with such laws and regulations.

      7. RIGHT OF REACQUISITION. The Company shall simultaneously with termination of your Continuous Status as an Employee, Director or Consultant automatically reacquire (the "Reacquisition Right") for no consideration all of the Unvested Shares, unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares. Any such waiver shall be exercised by the Company by written notice to you or your representative (with a copy to the Escrow Agent, as defined below) within ninety (90) days after the termination of your Continuous Status as an Employee, Director or Consultant, and the Escrow Agent may then release to you the number of Unvested Shares not being reacquired by the Company. If the Company does not waive its reacquisition right as to all of the Unvested Shares, then upon such termination of your Continuous Status as an Employee, Director or Consultant, the Escrow Agent shall transfer to the Company the number of Unvested Shares the Company is reacquiring.

      8. CERTAIN CORPORATE TRANSACTIONS. In the event of a transaction described in Section 12(b) of the 1997 Equity Incentive Plan, the Reacquisition Right may be assigned by the Company to the successor of the Company (or such successor's parent company), if any, in connection with such transaction. To the extent the Reacquisition Right remains in effect following such transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the transaction, but only to the extent the Common Stock was at the time covered by such right.

      9. ESCROW OF UNVESTED COMMON STOCK. As security for your faithful performance of the terms of this Agreement and to insure the availability for delivery of your Common Stock upon execution of the Reacquisition Right herein provided for, you agree, at the closing hereunder, to deliver to and deposit with the Secretary of the Company or the Secretary's designee ("Escrow Agent") Joint Escrow Instructions executed by you substantially in the form attached to the Grant Notice as Attachment IV, three (3) stock assignments duly endorsed (with date and number of shares left blank) in the form attached to the Grant Notice as Attachment III, and any certificate or certificates in your possession evidencing all of the Common Stock subject to the Reacquisition Right. Said documents are to be held by the Escrow Agent as escrow agent in this transaction pursuant to such Joint Escrow Instructions and delivered by said Escrow Agent pursuant to such Joint Escrow Instructions.

      10. RIGHTS AS STOCKHOLDER. Subject to the provisions of this Agreement, you shall have the right to exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow. You shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of the shares are Unvested Shares.

      11. LIMITATIONS ON TRANSFER OF THE COMMON STOCK. In addition to any other limitation on transfer created by applicable securities laws, you shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock while such shares of Common Stock are Unvested Shares or continue to be held in escrow. After any Common Stock has been released from the escrow, you shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws.

      12. RESTRICTIVE LEGENDS. The certificates representing the Common Stock shall have endorsed thereon appropriate legends as determined by the Company.

      13. NON-TRANSFERABILITY OF THE AWARD. Your Award is not transferable except by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you. In the event of your termination of your Continuous Status as an Employee, Director or Consultant prior to the Closing Date, the Closing shall not occur.

      14. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the

Company or an Affiliate to continue your employment. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

      15.   WITHHOLDING OBLIGATIONS.

            (a) At the time your Award is granted, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision in cash for, as determined by the Company, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award. In the Company's sole discretion, the Company may elect, and you hereby authorize the Company, to withhold Vested Shares in such amounts as the Company determines are necessary to satisfy your obligation pursuant to the preceding sentence.

            (b) Unless the tax withholding obligations of the Company or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

      16. TAX CONSEQUENCES. You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You are relying solely on such advisors and not on any statements or representations of the Company or any of its agents. You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. You understand that Section 83 of the Code taxes as ordinary income to you the fair market value of the shares of Common Stock as of the date any restrictions on the shares lapse (that is, as of the date on which part or all of the shares vest). In this context, "restriction" includes the right of the Company to reacquire the shares pursuant to its Reacquisition Right. You understand that you may elect to be taxed on the fair market value of the shares at the time the shares are purchased rather than when and as the Company's Reacquisition Right expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty
(30) days after the date you purchase the shares pursuant to your Award. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THE FILING ON YOUR BEHALF. You further acknowledge that you are aware that should you file an election under Section 83(b) of the Code and then subsequently forfeit the shares, you will not be able to report as a loss the value of any shares forfeited and will not get a refund of any of the tax paid.

      17. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

      18.   MISCELLANEOUS.

            (a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

            (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

            (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

      19. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

                                    * * * * *

      This Restricted Stock Agreement shall be deemed to be signed by the Company and the Participants upon the signing by the Participant of the Restricted Stock Grant Notice to which it is attached.

                                  ATTACHMENT II

                                      PLAN

                                 ATTACHMENT III

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto PETsMART, Inc., a Delaware corporation (the "Company"), pursuant to the Reacquisition Right under that certain Restricted Stock Agreement, dated _______________ by and between the undersigned and the Company (the "Agreement"), _______________ (_______________) shares of Common Stock of the
Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company's Secretary as attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Reacquisition Right under the Agreement.

Dated: _______________

                                            ____________________________________
                                                      (Signature)

                                            ____________________________________
                                                       (Print Name)

(INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line.)

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto PETsMART, Inc., a Delaware corporation (the "Company"), pursuant to the Reacquisition Right under that certain Restricted Stock Agreement, dated _______________ by and between the undersigned and the Company (the "Agreement"), _______________ (_______________) shares of Common Stock of the
Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company's Secretary as attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Reacquisition Right under the Agreement.

Dated: _______________

                                            ____________________________________
                                                         (Signature)

                                            ____________________________________
                                                        (Print Name)

(INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line.)

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto PETsMART, Inc., a Delaware corporation (the "Company"), pursuant to the Reacquisition Right under that certain Restricted Stock Agreement, dated _______________ by and between the undersigned and the Company (the "Agreement"), _______________ (_______________) shares of Common Stock of the
Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company's Secretary as attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Reacquisition Right under the Agreement.

Dated: _______________

                                            ____________________________________
                                                          (Signature)

                                            ____________________________________
                                                         (Print Name)

(INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line.)

                                  ATTACHMENT IV

                            JOINT ESCROW INSTRUCTIONS

                                     [DATE]

Corporate Secretary
PETsMART, Inc.
19601 North 27th Avenue
Phoenix, AZ 85027

Dear Sir or Madam:

      As Escrow Agent for both PETsMART, Inc., a Delaware corporation ("Company"), and the undersigned recipient of stock of the Company ("Recipient"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Grant Notice (the "Grant Notice"), dated [Date] to which a copy of these Joint Escrow Instructions is attached as Attachment IV, and pursuant to the terms of that certain Restricted Stock Agreement ("Agreement"), which is Attachment I to the Grant Notice, in accordance with the following instructions:

      1. In the event Recipient ceases to render services to the Company or an affiliate of the Company, the Company shall automatically reacquire for no consideration all Unvested Shares (as defined in the Agreement) as of the date of such termination (the "Reacquisition Right"), unless the Company elects to waive such right as to some or all of the Unvested Shares. If the Company (or its assignee) elects to waive the Reacquisition Right, the Company or its assignee will give the Recipient and you a written notice specifying the number of shares of stock not to be reacquired. The Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice as soon as practicable following the date of termination of service in accordance with the terms of the Agreement and the notice of waiver, if any.

      2. Vested Shares shall be delivered to the Recipient upon the request of the Recipient given in the manner provided in Section 15 of these Joint Escrow Instructions for giving notices.

      3. At any closing involving the transfer or delivery of some or all of the property subject to the Grant Notice and Agreement, you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of Common Stock to be transferred, to the Recipient or the Company, as applicable.

      4. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing shares of Common Stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Recipient does hereby irrevocably constitute and appoint you as the Recipient's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

      5. This escrow shall terminate upon the expiration or application in full of the Reacquisition Right, whichever occurs first, and the completion of the tasks contemplated by these Joint Escrow Instructions.

      6. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to Recipient and shall be discharged of all further obligations hereunder.

      7. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

      12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be the Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company or other person who in the future assumes the position of Secretary for the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as the Recipient's attorney-in-fact and agent to the full extent of your appointment.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto:

      COMPANY:          PETsMART, Inc.
                        19601 North 27th Avenue
                        Phoenix, AZ 85027
                        Attn: General Counsel

      RECIPIENT:        << First_Name >> << Mid >> << Last_Name >>
                        << Address_1 >>
                        << Address_2 >>
                        << Addr_3 >>
                        << Address_4 >>

      ESCROW AGENT:     Corporate Secretary
                        PETsMART, Inc.
                        19601 North 27th Avenue
                        Phoenix, AZ 85027

      16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      17. You shall be entitled to employ such legal counsel and other experts (including without limitation the firm of Cooley Godward LLP) as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

      18. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

                                    Very truly yours,

                                    PETSMART, INC.

                                    By________________________________________

                                    Title

                                    RECIPIENT:

                                    __________________________________________

ESCROW AGENT:

_______________________________

                            NONSTATUTORY STOCK OPTION

Optionee:  << FIRST_NAME >> << MID >> << LAST_NAME >>
           << POSITION >>
           DEPARTMENT:    << DEPART >>

      On << Grant_Date >> (the "Grant Date") PETsMART, Inc. (the "Company"), pursuant to its 2003 Equity Incentive Plan (the "Plan"), granted to you, the Optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's (and its Affiliates' as defined in the Plan) employees (including officers), directors or consultants and is subject to the terms and conditions of the Plan. In the event that this option is granted to you in connection with the performance of services as a consultant or director (or you later become a consultant or director), references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms. Any reference to employment with the Company shall also refer to employment with an Affiliate, as appropriate.

      The details of your option are as follows:

      1.    The total number of shares of Common Stock subject to this option is
<< Issued >>. The vesting commencement date for this option is << Vest_Date >>.
Subject to the limitations contained herein and as otherwise provided for herein, twenty-five percent (25%) of the total number of shares subject to this option shall be exercisable one year after the vesting commencement date and one thirty-sixth (1/36) of the remaining seventy-five percent (75%) of the shares subject to this option shall be exercisable at the end of each one-month period after one year after the vesting commencement date for the next thirty-six months until either (i) you cease to be employed by the Company for any reason or (ii) this option becomes fully vested.

      2. (a) The exercise price of this option is $<< Price >> per share, provided however, that the exercise price shall not be less than the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant of this option.

            (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. The Company may require you, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                        (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

                        (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock;

                        (iii) Provided that at the time of exercise of your option the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock that have a Fair Market Value (as defined in the Plan) on the date of exercise equal to the exercise price and that qualify as Permitted Shares. For the purposes of the foregoing, "Permitted Shares" shall mean shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests and that either (x) you have held for the period required to avoid a charge to the Company's reported earnings or (y) you did not acquire, directly or indirectly from the Company. "Delivery" for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock; or

                        (iv) Payment by a combination of the methods of payment permitted by subparagraph 2(b)(i) through 2(b)(iii) above.

      3. This option may not be exercised for any number of shares, which would require the issuance of anything other than whole shares.

      4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Securities Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

      5. The term of this option commences on the Grant Date and, unless sooner terminated as set forth below or in the Plan, terminates on the date (the "Fixed Termination Date") which shall be the earlier of << End_Date >> or ten
(10) years from the Grant Date. In no event may this option be exercised on or after the Fixed Termination Date. This option shall terminate prior to the Fixed Termination Date on the date that is three (3) months after the termination of your employment with the Company for any reason or for no reason unless:

            (a) such termination of employment is due to permanent and total disability (within the meaning of Section 422(c)(6) of the Code), in which event the option shall terminate on the earlier of the Fixed Termination Date or twelve (12) months following such termination of employment; or

            (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the Fixed Termination Date or eighteen (18) months after your death; or

            (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the Fixed Termination Date or until it shall have been exercisable for an aggregate period of three (3) months after such termination of employment; or

            (d) exercise of the option within three (3) months after such termination of employment would result in liability under Section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the Fixed Termination Date, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after such termination of employment.

            However, this option may be exercised following such termination of employment only as to that number of shares as to which it was exercisable on the date of such termination of employment under the provisions of paragraph 1 of this option.

      6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 12 of the Plan.

            (b) By exercising this option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock. In the Company's sole discretion, subject only to compliance with any applicable conditions or restrictions of law, the Company may require you to satisfy your obligations as set forth in this subparagraph 6(b) by one or more of the following:

                  (i) Payment by you to the Company of cash.

                  (ii) Withholding from payroll or any other amounts payable to you.

                  (iii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board often referred to as a "cashless exercise program" or a "same day sale program."

                  (iv) Withholding from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, as determined by the Company, that is not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, you agree to review with your own tax advisors the federal, state, local and foreign tax consequences of the exercise. You will rely solely on your own advisors and not on any statements or representations of the Company or any of its agents for advice regarding, without limitation, whether and when to exercise your option and whether to make a proper and timely election under Section 83(b) of the Code to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

      7. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act (a "QDRO"), and is exercisable during your life only by you or a transferee pursuant to a QDRO. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

      8. This option is not an employment or other service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or other service of the Company, or of the Company to continue your employment or other service with the Company.

      9. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

      10. Your option is subject to all the provisions of the Plan, a copy of which is attached hereto, and its provisions are hereby made a part of your option, including without limitation the provisions of Section 6 of the Plan relating to option provisions. Your option is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

      11. You have thirty (30) days from the receipt by you of this Agreement to notify the Company of any issues you have with the terms and conditions of this option grant including the terms and conditions of this Agreement or the Plan. If you do not notify the Company of any such issues or errors within such thirty (30) day period, you will be deemed to have agreed to the terms and conditions of this option grant.

      12. This Agreement, the Plan, any written agreements with the Company and any other equity compensation plan adopted or approved by the Board of Directors or the Compensation Committee of the Company shall constitute the complete and exclusive agreement between the parties regarding the subject matter hereof. No modification or amendment of this Agreement or waiver of any rights hereunder shall be valid unless in writing and duly signed by a party authorized by each party hereto.

      DATED EFFECTIVE AS OF THE GRANT DATE.

                                       Very truly yours,

                                       PETsMART, Inc.

                                       By:
                                            Duly authorized on behalf
                                            of the Board of Directors

ATTACHMENTS:

      PETsMART, Inc. 2003 Equity Incentive Plan
      PETsMART, Inc. 2003 Equity Incentive Plan Prospectus

                            NONSTATUTORY STOCK OPTION
                   (STOCK OPTION ALLOWING FOR TRANSFERABILITY)

Optionee:  << FIRST_NAME >> << MID >> << LAST_NAME >>
           << POSITION >>
           DEPARTMENT:  << DEPART >>

      On << Grant_Date >> (the "Grant Date") PETsMART, Inc. (the "Company"), pursuant to its 2003 Equity Incentive Plan (the "Plan"), granted to you, the Optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's (and its Affiliates' as defined in the Plan) employees (including officers), directors or consultants and is subject to the terms and conditions of the Plan. In the event that this option is granted to you in connection with the performance of services as a consultant or director (or you later become a consultant or director), references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms. Any reference to employment with the Company shall also refer to employment with an Affiliate, as appropriate.

      The details of your option are as follows:

      1.    The total number of shares of Common Stock subject to this option is
<< Issued >>. The vesting commencement date for this option is << Begin >>.
Subject to the limitations contained herein and as otherwise provided for herein, twenty-five percent (25%) of the total number of shares subject to this option shall be exercisable one year after the vesting commencement date and one thirty-sixth (1/36) of the remaining seventy-five percent (75%) of the shares subject to this option shall be exercisable at the end of each one-month period after one year after the vesting commencement date for the next thirty-six months until either (i) you cease to be employed by the Company for any reason or (ii) this option becomes fully vested.

      2. (a) The exercise price of this option is << Price >> per share, provided however, that the exercise price shall not be less than the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant of this option.

            (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. The Company may require you, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                              (i) Payment of the exercise price per share in
cash (including check) at the time of exercise;

                              (ii) Payment pursuant to a program developed under
Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock;

                              (iii) Provided that at the time of exercise of
your option the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock that have a Fair Market Value (as defined in the Plan) on the date of exercise equal to the exercise price and that qualify as Permitted Shares. For the purposes of the foregoing, "Permitted Shares" shall mean shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests and that either (x) you have held for the period required to avoid a charge to the Company's reported earnings or (y) you did not acquire, directly or indirectly from the Company. "Delivery" for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock; or

                              (iv) Payment by a combination of the methods of
payment permitted by subparagraph 2(b)(i) through 2(b)(iii) above.

      3. This option may not be exercised for any number of shares, which would require the issuance of anything other than whole shares.

      4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Securities Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

      5. The term of this option commences on the Grant Date and, unless sooner terminated as set forth below or in the Plan, terminates on the date (the "Fixed Termination Date") which shall be the earlier of << End_Date >> or ten
(10) years from the Grant Date. In no event may this option be exercised on or after the Fixed Termination Date. This option shall terminate prior to the Fixed Termination Date on the date that is three (3) months after the termination of your employment with the Company for any reason or for no reason unless:

            (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code), in which event the option shall terminate on the earlier of the Fixed Termination Date or twelve (12) months following such termination of employment; or

            (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the Fixed Termination Date or eighteen (18) months after your death; or

            (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the Fixed Termination Date or until it shall have been exercisable for an aggregate period of three (3) months after such termination of employment; or

            (d) exercise of the option within three (3) months after such termination of employment would result in liability under Section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the Fixed Termination Date, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after such termination of employment.

            However, this option may be exercised following such termination of employment only as to that number of shares as to which it was exercisable on the date of such termination of employment under the provisions of paragraph 1 of this option.

      6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 12 of the Plan.

            (b) By exercising this option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock. In the Company's sole discretion, subject only to compliance with any applicable conditions or restrictions of law, the Company may require you to satisfy your obligations as set forth in this subparagraph 6(b) by one or more of the following:

                  (i) Payment by you to the Company of cash.

                  (ii) Withholding from payroll or any other amounts payable to you.

                  (iii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board often referred to as a "cashless exercise program" or a "same day sale program."

                  (iv) Withholding from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, as determined by the Company, that is not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, you agree to review with your own tax advisors the federal, state, local and foreign tax consequences of the exercise. You will rely solely on your own advisors and not on any statements or representations of the Company or any of its agents for advice regarding, without limitation, whether and when to exercise your option and whether to make a proper and timely election under Section 83(b) of the Code to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

      7. This option is not transferable, except (i) by will or by the laws of descent and distribution, (ii) with the prior written approval of the Company, by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the option is to be passed to beneficiaries upon death of the trustor (settlor) and (iii) with the prior written approval of the Company, by gift, in a form accepted by the Company, to your "immediate family" as defined in 17 C.F.R. 240.16a-1(e). The term "immediate family" is defined in 17 C.F.R. 240.16a-1(e) to mean any child, stepchild, parent, stepparent, grantparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and includes adoptive relationships. Your option is exercisable during your life only by you or a transferee satisfying the above-stated conditions. The right of a transferee to exercise the transferred portion of your option after termination of your Continuous Status as an Employee, Director or Consultant shall terminate in accordance with your right to exercise your option as specified in your option. In the event that your Continuous Status as an Employee, Director, or Consultant terminates due to your death, your transferee will be treated as a person who acquired the right to exercise your options by bequest or inheritance. In addition to the forgoing, the Company may require, as a condition of the transfer of your option to a trust or by gift, that your transferee enter into an option transfer agreement provided by, or acceptable to, the Company. Notwithstanding the foregoing, if you have not transferred the option prior to your death, by delivering written notice to the Company in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

      8. This option is not an employment or other service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or other service of the Company, or of the Company to continue your employment or other service with the Company.

      9. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

      10. Your option is subject to all the provisions of the Plan, a copy of which is attached hereto, and its provisions are hereby made a part of your option, including without limitation the provisions of Section 6 of the Plan relating to option provisions. Your option is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

      11. You have thirty (30) days from the receipt by you of this Agreement to notify the Company of any issues you have with the terms and conditions of this option grant including the terms and conditions of this Agreement or the Plan. If you do not notify the Company of any such issues or errors within such thirty (30) day period, you will be deemed to have agreed to the terms and conditions of this option grant.

      12. This Agreement, the Plan, any written agreements with the Company and any other equity compensation plan adopted or approved by the Board of Directors or the Compensation Committee of the Company shall constitute the complete and exclusive agreement between the parties regarding the subject matter hereof. No modification or amendment of this Agreement or waiver of any rights hereunder shall be valid unless in writing and duly signed by a party authorized by each party hereto.

      DATED EFFECTIVE AS OF THE GRANT DATE.

                                       Very truly yours,

                                       PETsMART, Inc.

                                       By:
                                            Duly authorized on behalf
                                            of the Board of Directors

ATTACHMENTS:

      PETsMART, Inc. 2003 Equity Incentive Plan
      PETsMART, Inc. 2003 Equity Incentive Plan Prospectus

                                 PETSMART, INC.

                          RESTRICTED STOCK GRANT NOTICE

PETsMART, Inc. (the "Company"), pursuant to its Equity Incentive Plan as defined below (the "Plan") hereby grants to Participant the right to purchase the number of shares of the Company's Common Stock set forth below ("Award"). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Plan:                              2003 Equity Incentive Plan  (the "Plan")
Participant:                       << First_Name >> << Mid >> << Last_Name >>
Date of Grant:
Number of Shares Subject to Award: << RSh >>
Purchase Price per Share:
Total Purchase Price:
Closing Date:
Email Address:

VESTING SCHEDULE:    The shares subject to this Award will vest in accordance
                     with the following schedule:

                                               PERCENTAGE OF SHARES VESTING
            VESTING DATE:                      ON THE VESTING DATE:

PAYMENT:    As described in the Restricted Stock Agreement, par value for the shares must be paid by cash or check or by Participant's past services.

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Restricted Stock Agreement (including the attachments listed below) and the Plan. Participant also acknowledges receipt of the PETsMART, Inc. 1997 and 2003 Equity Incentive Plan Prospectus. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company pursuant to the Award and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

      OTHER AGREEMENTS:             [Executive Change in Control and Severance
                                     Benefit Plan]

PETSMART, INC.                             PARTICIPANT:

By:______________________________          ____________________________________
            Signature                                 Signature

Title:___________________________          Date:_______________________________

Date:____________________________

ATTACHMENTS:   Restricted Stock Agreement, Plan, form of Assignment Separate from Certificate and form of Joint Escrow Instructions

                                  ATTACHMENT I

                                 PETSMART, INC.

                           RESTRICTED STOCK AGREEMENT

      PETsMART, Inc. (the "Company") wishes to issue to you, and you wish to acquire, shares of the Company's common stock (the "Common Stock") from the Company, as set forth in your Restricted Stock Grant Notice ("Grant Notice") pursuant to the provisions of the Company's Equity Incentive Plan (the "Plan") as set forth in the Grant Notice. A copy of the Plan is attached to the Grant Notice as Attachment II.

      Therefore, pursuant to the terms of the Grant Notice and this Restricted Stock Agreement ("Agreement") (collectively, the "Award"), the Company grants you the right to purchase the number of shares of Common Stock indicated in the Grant Notice. Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

      The details of your Award are as follows:

      19. AGREEMENT TO PURCHASE. By signing the Grant Notice, you hereby agree to purchase from the Company, and the Company hereby agrees to sell to you, the aggregate number of shares of Common Stock specified in your Grant Notice at the specified Purchase Price per Share. You may not purchase less than the aggregate number of shares specified in the Grant Notice.

      20. CLOSING. The purchase and sale of the shares shall be consummated as follows:

            (a) You will purchase the shares by delivering the Total Purchase Price referenced in your Grant Notice to the Stock Plan Administration Manager of the Company, or to such other person as the Company may designate, during regular business hours, on the Closing Date specified in the Grant Notice (or at such other time and place as you and the Company may mutually agree upon in writing) along with such additional documents as the Company may then require.

            (b) You agree to execute three (3) copies of the Assignment Separate From Certificate (with date and number of shares blank) substantially in the form attached to the Grant Notice as Attachment III and to execute Joint Escrow Instructions substantially in the form attached to the Grant Notice as Attachment IV and to deliver the same to the Company on the Closing Date for use by the Escrow Agent (as defined in Section 9 below) pursuant to the terms of the Joint Escrow Instructions.

            (c) The Company will direct the transfer agent for the Company to deliver to the Escrow Agent pursuant to the terms of the Joint Escrow Instructions the certificate or certificates evidencing the shares of Common Stock being purchased by you.

      21. PAYMENT. Payment of the Total Purchase Price shall be made in cash or by check; provided, however, that if you have been providing services to the Company for at least thirty (30) days prior to the Date of Grant, the Total
Purchase Price shall be deemed paid by your past services rendered to the Company, and you shall not be required to pay the Total Purchase Price in cash at the Closing pursuant to Section 2(a).

      22. VESTING. Subject to the limitations contained herein, the shares you purchase will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Status as an Employee, Director or Consultant. In the event that you are subject to the Company's policy on Stock Trading by Officers, Directors and Certain Other Employees and any shares covered by your Award vest on a day (the "Original Vest Date") that does not occur during a "window period" as determined by the Company in accordance with such policy, then such shares shall not vest on such Original Vest Date and shall instead vest on the first to occur of the following: (a) the first day of the next "window period" pursuant to such policy, (b) your termination of employment provided such termination of employment is after the Original Vest Date and constitutes a Covered Termination as defined in the Plan or (c) the day that is sixty (60) days after the Original Vest Date. Shares purchased by you that have vested in accordance with the Vesting Schedule set forth in the Grant Notice and this Section 4 are "Vested Shares." Shares purchased by you pursuant to this Agreement that are not Vested Shares are "Unvested Shares."

      23. NUMBER OF SHARES AND PURCHASE PRICE. The number of shares of Common Stock subject to your Award and your Purchase Price per Share referenced in your Grant Notice may be adjusted from time to time for capitalization adjustments as set forth in the Plan.

      24. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not purchase any shares of Common Stock under your Award unless the shares of Common Stock issuable upon such purchase are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such purchase and issuance would be exempt from the registration requirements of the Securities Act. The purchase of shares under your Award also must comply with other applicable laws and regulations governing your Award, and you may not purchase such shares if the Company determines that such purchase would not be in material compliance with such laws and regulations.

      25. RIGHT OF REACQUISITION. The Company shall simultaneously with termination of your Continuous Status as an Employee, Director or Consultant automatically reacquire (the "Reacquisition Right") for no consideration all of the Unvested Shares, unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares. Any such waiver shall be exercised by the Company by written notice to you or your representative (with a copy to the Escrow Agent, as defined below) within ninety (90) days after the termination of your Continuous Status as an Employee, Director or Consultant, and the Escrow Agent may then release to you the number of Unvested Shares not being reacquired by the Company. If the Company does not waive its reacquisition right as to all of the Unvested Shares, then upon such termination of your Continuous Status as an Employee, Director or Consultant, the Escrow Agent shall transfer to the Company the number of Unvested Shares the Company is reacquiring.

      26. CERTAIN CORPORATE TRANSACTIONS. In the event of a transaction described in Section 13(b) of the 2003 Equity Incentive Plan, the Reacquisition Right may be assigned by the Company to the successor of the Company (or such successor's parent company), if any, in connection with such transaction. To the extent the Reacquisition Right remains in effect following such transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the transaction, but only to the extent the Common Stock was at the time covered by such right.

      27. ESCROW OF UNVESTED COMMON STOCK. As security for your faithful performance of the terms of this Agreement and to insure the availability for delivery of your Common Stock upon execution of the Reacquisition Right herein provided for, you agree, at the closing hereunder, to deliver to and deposit with the Secretary of the Company or the Secretary's designee ("Escrow Agent") Joint Escrow Instructions executed by you substantially in the form attached to the Grant Notice as Attachment IV, three (3) stock assignments duly endorsed (with date and number of shares left blank) in the form attached to the Grant Notice as Attachment III, and any certificate or certificates in your possession evidencing all of the Common Stock subject to the Reacquisition Right. Said documents are to be held by the Escrow Agent as escrow agent in this transaction pursuant to such Joint Escrow Instructions and delivered by said Escrow Agent pursuant to such Joint Escrow Instructions.

      28. RIGHTS AS STOCKHOLDER. Subject to the provisions of this Agreement, you shall have the right to exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow. You shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of the shares are Unvested Shares.

      29. LIMITATIONS ON TRANSFER OF THE COMMON STOCK. In addition to any other limitation on transfer created by applicable securities laws, you shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock while such shares of Common Stock are Unvested Shares or continue to be held in escrow. After any Common Stock has been released from the escrow, you shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws.

      30. RESTRICTIVE LEGENDS. The certificates representing the Common Stock shall have endorsed thereon appropriate legends as determined by the Company.

      31. NON-TRANSFERABILITY OF THE AWARD. Your Award is not transferable except by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you. In the event of your termination of your Continuous Status as an Employee, Director or Consultant prior to the Closing Date, the Closing shall not occur.

      32. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the

Company or an Affiliate to continue your employment. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

      33.   WITHHOLDING OBLIGATIONS.

            (a) At the time your Award is granted, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision in cash for, as determined by the Company, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award. In the Company's sole discretion, the Company may elect, and you hereby authorize the Company, to withhold Vested Shares in such amounts as the Company determines are necessary to satisfy your obligation pursuant to the preceding sentence.

            (b) Unless the tax withholding obligations of the Company or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

      34. TAX CONSEQUENCES. You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You are relying solely on such advisors and not on any statements or representations of the Company or any of its agents. You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. You understand that Section 83 of the Code taxes as ordinary income to you the fair market value of the shares of Common Stock as of the date any restrictions on the shares lapse (that is, as of the date on which part or all of the shares vest). In this context, "restriction" includes the right of the Company to reacquire the shares pursuant to its Reacquisition Right. You understand that you may elect to be taxed on the fair market value of the shares at the time the shares are purchased rather than when and as the Company's Reacquisition Right expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty
(30) days after the date you purchase the shares pursuant to your Award. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THE FILING ON YOUR BEHALF. You further acknowledge that you are aware that should you file an election under Section 83(b) of the Code and then subsequently forfeit the shares, you will not be able to report as a loss the value of any shares forfeited and will not get a refund of any of the tax paid.

      35. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

      36.   MISCELLANEOUS.

            (a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

            (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

            (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

      37. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

                                    * * * * *

      This Restricted Stock Agreement shall be deemed to be signed by the Company and the Participants upon the signing by the Participant of the Restricted Stock Grant Notice to which it is attached.

                                  ATTACHMENT II

                                      PLAN

                                 ATTACHMENT III

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto PETsMART, Inc., a Delaware corporation (the "Company"), pursuant to the Reacquisition Right under that certain Restricted Stock Agreement, dated _______________ by and between the undersigned and the Company (the "Agreement"), _______________ (_______________) shares of Common Stock of the
Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company's Secretary as attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Reacquisition Right under the Agreement.

Dated: _______________

                                            ____________________________________
                                                          (Signature)

                                            ____________________________________
                                                          (Print Name)

(INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line.)

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto PETsMART, Inc., a Delaware corporation (the "Company"), pursuant to the Reacquisition Right under that certain Restricted Stock Agreement, dated _______________ by and between the undersigned and the Company (the "Agreement"), _______________ (_______________) shares of Common Stock of the
Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company's Secretary as attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Reacquisition Right under the Agreement.

Dated: _______________

                                            ____________________________________
                                                         (Signature)

                                            ____________________________________
                                                         (Print Name)

(INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line.)

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto PETsMART, Inc., a Delaware corporation (the "Company"), pursuant to the Reacquisition Right under that certain Restricted Stock Agreement, dated _______________ by and between the undersigned and the Company (the "Agreement"), _______________ (_______________) shares of Common Stock of the
Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company's Secretary as attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Reacquisition Right under the Agreement.

Dated: _______________

                                            ____________________________________
                                                        (Signature)

                                            ____________________________________
                                                        (Print Name)

(INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line.)

                                  ATTACHMENT IV

                            JOINT ESCROW INSTRUCTIONS

                                << GRANT_DATE >>

Corporate Secretary
PETsMART, Inc.
19601 North 27th Avenue
Phoenix, AZ 85027

Dear Sir or Madam:

      As Escrow Agent for both PETsMART, Inc., a Delaware corporation ("Company"), and the undersigned recipient of stock of the Company ("Recipient"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Grant Notice (the "Grant Notice"), dated << Grant_Date >> to which a copy of these Joint Escrow Instructions is attached as Attachment IV, and pursuant to the terms of that certain Restricted Stock Agreement ("Agreement"), which is Attachment I to the Grant Notice, in accordance with the following instructions:

      38. In the event Recipient ceases to render services to the Company or an affiliate of the Company, the Company shall automatically reacquire for no consideration all Unvested Shares (as defined in the Agreement) as of the date of such termination (the "Reacquisition Right"), unless the Company elects to waive such right as to some or all of the Unvested Shares. If the Company (or its assignee) elects to waive the Reacquisition Right, the Company or its assignee will give the Recipient and you a written notice specifying the number of shares of stock not to be reacquired. The Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice as soon as practicable following the date of termination of service in accordance with the terms of the Agreement and the notice of waiver, if any.

      39. Vested Shares shall be delivered to the Recipient upon the request of the Recipient given in the manner provided in Section 15 of these Joint Escrow Instructions for giving notices.

      40. At any closing involving the transfer or delivery of some or all of the property subject to the Grant Notice and Agreement, you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of Common Stock to be transferred, to the Recipient or the Company, as applicable.

      41. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing shares of Common Stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Recipient does hereby irrevocably constitute and appoint you as the Recipient's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

      42. This escrow shall terminate upon the expiration or application in full of the Reacquisition Right, whichever occurs first, and the completion of the tasks contemplated by these Joint Escrow Instructions.

      43. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to Recipient and shall be discharged of all further obligations hereunder.

      44. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      45. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      46. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      47. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      48. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

      49. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be the Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company or other person who in the future assumes the position of Secretary for the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as the Recipient's attorney-in-fact and agent to the full extent of your appointment.

      50. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      51. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      52. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto:

      COMPANY:       PETsMART, Inc.
                     19601 North 27th Avenue
                     Phoenix, AZ 85027
                     Attn: General Counsel

      RECIPIENT:     << First_Name >> << Mid >> << Last_Name >>
                     << Address_1 >>
                     << Address_2 >>

      ESCROW AGENT:  Corporate Secretary
                     PETsMART, Inc.
                     19601 North 27th Avenue
                     Phoenix, AZ 85027

      53. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      54. You shall be entitled to employ such legal counsel and other experts (including without limitation the firm of Cooley Godward LLP) as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

      55. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow

Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

                                        Very truly yours,

                                        PETSMART, INC.

                                        By_____________________________________

                                        Title

                                        RECIPIENT:

                                        _______________________________________

ESCROW AGENT:

_____________________________________